UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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Legacy Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

August 18, 2020

Dear Stockholder,

We cordially invite you to attend the Special Meeting of Stockholders of Legacy Acquisition Corp. (“Legacy” or the “Company”) to be held on Friday, September 4, 2020, at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting.

The attached Notice of the Special Meeting and proxy statement describe the business we will conduct at the Special Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held:

1.      To amend (the “Charter Amendment”) the Company’s Corrected Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), which we refer to as the “Charter Amendment Proposal;” a copy of the proposed Charter Amendment is attached as Exhibit A to the accompanying proxy statement and is more fully described therein; and

2.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, which we refer to as the “Adjournment Proposal.”

Please take the time to read carefully the proposals in the accompanying proxy statement before you vote.

Your vote is extremely important regardless of the number of shares you own.

In order to ensure that your shares are represented at the Special Meeting, please vote in accordance with the enclosed instructions. You can vote your shares by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope.

Sincerely,

Edwin J. Rigaud

Chairman and Chief Executive Officer

The proxy statement is dated August 18, 2020, and is first being made available to stockholders on or about August 20, 2020.

Legacy Acquisition Corp.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 4, 2020

To the Stockholders of Legacy Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy,” “we,” “us” or “our”), will be held on Friday, September 4, 2020 at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting. The Special Meeting is being held for stockholders to consider and vote upon the following proposals:

1.      To amend (the “Charter Amendment”) the Company’s Corrected Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), which we refer to as the “Charter Amendment Proposal;” a copy of the proposed Charter Amendment is attached as Exhibit A to the accompanying proxy statement and is more fully described therein; and

2.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, which we refer to as the “Adjournment Proposal.”

At a special meeting held on May 18, 2020, the stockholders approved an amendment to the Charter which extended the date by which the Company has to consummate a business combination from May 20, 2020 to November 20, 2020 (the “Extension Deadline”), as well as an amendment to the Company’s investment management trust agreement, dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, by and between the Company and Continental Stock Transfer & Trust Company, which extended the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from May 20, 2020 to November 20, 2020 (the “Liquidation Date,” and together with the Extension Deadline, the “Business Combination Deadline”). In connection with the extension of the Business Combination Deadline, stockholders elected to redeem 23,182,481 shares of the Company’s Class A common stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 of the Company’s Class A common stock issued in the Company’s initial public offering remained issued and outstanding.

On July 20, 2020, the Company terminated the Amended and Restated Share Exchange Agreement, dated December 2, 2019, between Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor”), and Legacy, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020 (the “Share Exchange Agreement”). The termination of the Share Exchange Agreement was in response to the increasing impact on the global advertising sector, and global markets broadly, resulting from the COVID-19 pandemic, which negatively affected market valuations. In connection with the termination of the Share Exchange Agreement, each of (i) the Sponsor Support Agreement, dated March 13, 2020, by and among Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), the Company and Blue Valor, (ii) the Waiver Agreement, dated March 13, 2020, by and between the Sponsor and the Company, and (iii) the Warrant Holder Support Agreements, dated March 13, 2020, by and between the Company and the holders of approximately 19,765,000 (or approximately 65.9%) of the Company’s public warrants, were also terminated (collectively, the “Terminated Agreements”).

The purpose of the Charter Amendment is to provide a more efficient and flexible manner by which the stockholders may effect actions which they are required or permitted to take on behalf of the Company, including, without limitation, a business combination transaction. The Company’s Charter currently provides that any actions by the stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent of the stockholders other than with respect to the holders of our Class F common stock, which may take action by written consent in lieu of a meeting of stockholders. The Company intends to pursue a potential business combination. As a result, our board of directors has determined that it is in the best interests of the Company and its stockholders to allow not only the holders of the Class F common stock to authorize or take certain actions via written consent in lieu of a meeting of stockholders, but also the holders of the Class F common stock and Class A common stock, voting together as a single class, to authorize or take certain actions via written consent in lieu of a meeting of stockholders.

The affirmative vote of a majority of the Company’s outstanding Class A common stock and Class F common stock (which we refer to herein, collectively, as the “common stock”), voting together as a single class, will be required to approve each of the Charter Amendment Proposal and the Adjournment Proposal. Stockholders will have no right or opportunity to redeem their shares in connection with the Special Meeting to vote on the Charter Amendment Proposal and the Adjournment Proposal.

Our board of directors has fixed the close of business on Thursday, August 13, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s Class A common stock and Class F common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, the board of directors has determined that the proposal is advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, we urge you to read this material carefully and vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS:

Cincinnati, Ohio	William C. Finn
August 18, 2020	Chief Financial Officer and Secretary

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If your shares are held in an account at a bank or brokerage firm, you must instruct your bank, broker or other nominee how to vote your shares. Your failure to vote or instruct your bank, broker or other nominee how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 4, 2020: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/legacyacquisition/sms2020.

Legacy Acquisition Corp
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 4, 2020

PROXY STATEMENT

This proxy statement is being furnished to the holders of Class A common stock and Class F common stock of the Company in connection with the solicitation by our board of directors of proxies to be voted at the special meeting (the “Special Meeting”) of Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy,” “we,” “us” or “our”), to be held on Friday, September 4, 2020 at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting. The Special Meeting is being held for stockholders to consider and vote upon the following proposals:

1.      A proposal to amend (the “Charter Amendment”) the Company’s Corrected Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), which we refer to as the “Charter Amendment Proposal;” a copy of the proposed Charter Amendment is attached to this proxy statement as Exhibit A;

2.      A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, which we refer to as the “Adjournment Proposal.”

At a special meeting held on May 18, 2020, the stockholders approved an amendment to the Charter which extended the date by which the Company has to consummate a business combination from May 20, 2020 to November 20, 2020 (the “Extension Deadline”), as well as an amendment to the Company’s investment management trust agreement, dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, by and between the Company and Continental Stock Transfer & Trust Company, which extended the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from May 20, 2020 to November 20, 2020 (the “Liquidation Date,” and together with the Extension Deadline, the “Business Combination Deadline”). In connection with the extension of the Business Combination Deadline, stockholders elected to redeem 23,182,481 shares of the Company’s Class A common stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 of the Company’s Class A common stock issued in the Company’s initial public offering remained issued and outstanding.

On July 20, 2020, the Company terminated the Amended and Restated Share Exchange Agreement, dated December 2, 2019, between Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor”), and Legacy, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020 (the “Share Exchange Agreement”). The termination of the Share Exchange Agreement was in response to the increasing impact on the global advertising sector, and global markets broadly, resulting from the COVID-19 pandemic, which negatively affected market valuations. In connection with the termination of the Share Exchange Agreement, each of (i) the Sponsor Support Agreement, dated March 13, 2020, by and among Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), the Company and Blue Valor, (ii) the Waiver Agreement, dated March 13, 2020, by and between the Sponsor and the Company, and (iii) the Warrant Holder Support Agreements, dated March 13, 2020, by and between the Company and the holders of approximately 19,765,000 (or approximately 65.9%) of the Company’s public warrants, were also terminated (collectively, the “Terminated Agreements”).

The purpose of the Charter Amendment is to provide a more efficient and flexible manner by which the stockholders may effect actions which they are required or permitted to take on behalf of the Company, including, without limitation, a business combination transaction. The Company’s Charter currently provides that any actions by the stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent of the stockholders other than with respect to the holders of our Class F common stock, which may take action by written consent in lieu of a meeting of stockholders. The Company intends to pursue a potential business combination. As a result, our board of directors has determined that it is in the best interests of the Company and its stockholders to allow not only the holders of the Class F common stock to authorize or take certain actions via written consent in lieu of a meeting of stockholders, but also the holders of the Class F common stock and Class A common stock, voting together as a single class, to authorize or take certain actions via written consent in lieu of a meeting of stockholders.

The affirmative vote of a majority of the Company’s outstanding Class A common stock and Class F common stock (which we refer to herein, collectively, as the “common stock”), voting together as a single class, will be required to approve each of the Charter Amendment Proposal and the Adjournment Proposal. Stockholders will have no right or opportunity to redeem their shares in connection with the Special Meeting to vote on the Charter Amendment Proposal and the Adjournment Proposal.

This proxy statement and the other proxy materials are first being made available on or about August 20, 2020 to all stockholders entitled to notice of, and to vote at, the Special Meeting. At the close of business on Thursday, August 13, 2020, the record date for the Special Meeting, there were 6,122,699 shares of our Class A common stock, par value $0.0001 per share (the “Class A common stock”), and 7,500,000 shares of our Class F common stock, par value $0.0001 per share (the “Founder’s Shares” or “Class F common stock”), issued and outstanding. Only the holders of record of our Class A common stock and Class F common stock as of the close of business on the record date are entitled to notice of, to attend and to vote at, the Special Meeting and any adjournment or postponement thereof.

This proxy statement contains important information about the Special Meeting, the Charter Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC its customary fee, plus disbursements. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate a potential business combination, we do not expect such payments to have a material effect on our ability to consummate a business combination.

i

FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement, references to:

•        “Charter” are to our Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 16, 2017, as corrected by the Certificate of Correction to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on November 20, 2017 and as amended by the Amendment to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 22, 2019, as may be further amended from time to time;

•        “Class A common stock” are to shares of our Class A common stock, par value $0.0001 per share;

•        “Class F common stock” are to shares of our Class F common stock, par value $0.0001 per share;

•        “Founder Shares” are to shares of our Class F common stock initially purchased by our Sponsor in a private placement prior to our initial public offering, after giving effect to a 1.5-for-1 stock split in the form of a dividend effectuated on September 18, 2017, and the shares of our Class A common stock issuable upon the automatic conversion thereof and the issuance of Blue Impact common stock in lieu thereof at the closing of the Business Combination;

•        “initial stockholders” are to holders of our Founder Shares prior to our initial public offering;

•        “IPO” or “initial public offering” are to our initial public offering of our securities that we completed on November 21, 2017;

•        “Legacy,” “we,” “us,” “company,” “our company” are to Legacy Acquisition Corp., a Delaware corporation;

•        “NYSE” are to the New York Stock Exchange;

•        “public shares” are to shares of our Class A common stock initially sold as part of the units in our initial public offering (whether they were purchased in our initial public offering or thereafter in the open market);

•        “public stockholders” are to the holders of our public shares, including our initial stockholders and management team to the extent they purchased public shares;

•        “Sponsor” are to Legacy Acquisition Sponsor I LLC, a Delaware limited liability company, an entity affiliated with members of our management team and other members of the Legacy Team; and

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These forward-looking statements relate to our expectations for continuing negotiations related to potential business combination targets, and other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how your vote should be cast or in voting your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:     What is being voted on at the Special Meeting?

A:     You are being asked to vote on:

•        a proposal to amend (the “Charter Amendment”) the Company’s Corrected Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), which we refer to as the “Charter Amendment Proposal;” a copy of the proposed Charter Amendment is attached hereto as Exhibit A; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, which we refer to as the “Adjournment Proposal.”

The Charter Amendment is important to provide a more efficient and flexible manner by which the stockholders may effect actions which they are required or permitted to take on behalf of the Company, including, without limitation, a business combination transaction. This efficiency is important as the Company intends to pursue a potential business combination prior to the Business Combination Deadline.

Q:     Why am I receiving this proxy statement?

A:     You are being asked to vote on:

•        a proposal to amend the Charter to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders, in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), which we refer to as the “Charter Amendment Proposal;” a copy of the proposed Charter Amendment is attached hereto as Exhibit A; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, which we refer to as the “Adjournment Proposal.”

Q:     Why is Legacy proposing the Charter Amendment?

A:     Our Charter provides that any actions by stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent of the stockholders other than with respect to our Class F common stock with respect to which action may be taken by written consent. Following the termination of the Share Exchange Agreement and the Terminated Agreements, and in consideration of the Business Combination Deadline and our intention to pursue a business combination, our board of directors believes that it is in Legacy’s best interests to allow not only the holders of the Class F common stock to authorize or take certain actions via written consent in lieu of a meeting of stockholders, but also the holders of the Class F common stock and Class A common stock, voting together as a single class, to authorize or take certain actions via written consent in lieu of a meeting of stockholders in order to provide a more efficient and flexible manner by which the stockholders may effect actions which they are required or permitted to take on behalf of the Company, including, without limitation, a business combination transaction.

Q:     Why should I vote “FOR” the Charter Amendment Proposal?

A:     The Company’s board of directors believes stockholders and the Company will benefit from a more efficient process by which stockholders can authorize or effect actions taken by or on behalf of the Company, including, without limitation, a business combination transaction. Given the timing of the Business Combination Deadline and the uncertainties in the capital markets and resulting conditions in the economy from the coronavirus (COVID-19) pandemic, the Company believes that the Charter Amendment would allow the Company an opportunity to more easily authorize transactions or take actions for the purpose of consummating a potential business combination.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor, which is the sole record holder of shares of Class F common stock, is expected to vote its shares of Class F common stock in favor of the Charter Amendment Proposal and the Adjournment Proposal. Currently, our Sponsor owns of record, and our officers and directors beneficially own, approximately 55% of our issued and outstanding shares of common stock consisting of all of the shares of Class F common stock. Our Sponsor, our directors, executive officers, and their respective affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment Proposal or the Adjournment Proposal.

Q:     What vote is required to adopt the Charter Amendment Proposal or the Adjournment Proposal?

A:     Approval of each of the Charter Amendment Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class.

Q:     Who is entitled to attend and vote at the Special Meeting?

A:     You can attend and vote at the Special Meeting if, as of the close of business on August 13, 2020, the record date for the Special Meeting, you were a stockholder of record of the Company’s Class A common stock or Class F common stock. As of the record date, there were 6,122,699 shares of our Class A common stock and 7,500,000 shares of our Class F common stock outstanding.

See “How do I gain admission to the Special Meeting” for additional information.

Q:     What is the quorum requirement for the Special Meeting?

A:     A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present at the Special Meeting if at least a majority of the outstanding shares of Class A common stock and Class F common stock on the record date are represented by stockholders present at the meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

As of the record date for the Special Meeting, 6,811,350 shares of our common stock would be required to achieve a quorum.

Q:     How are votes counted?

A:     You may vote “FOR,” “AGAINST,” or “ABSTAIN” for the Charter Amendment Proposal and/or the Adjournment Proposal. If you elect to “ABSTAIN,” the abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and/or the Adjournment Proposal.

If you provide specific instructions with regard to the proposal, your shares will be voted as you instruct. If no instructions are indicated on a properly executed proxy card, the shares will be voted as recommended by our board of directors. (See “What will happen if I submit my proxy but do not vote on a proposal?” for additional information.)

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Q:     What are the voting rights of each class of stock?

A:     Stockholders are entitled to cast one vote for each share of Class A common stock held as of the record date and 1 vote for each share of Class F common stock held as of the record date. There are no cumulative voting rights.

Q:     Does the board of directors recommend voting for the approval of the Charter Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our board of directors has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders. The board of directors recommends that our stockholders vote “FOR” the Charter Amendment Proposal and the Adjournment Proposal.

Q:     How do I gain admission to the Special Meeting?

A:     Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

Please monitor the Special Meeting website at https://www.cstproxy.com/legacyacquisition/sms2020 for updated information. As always, we encourage you to vote your shares prior to the Special Meeting.

If you are a registered stockholder and did not receive a proxy card, please call, William C. Finn, our Secretary at (513) 618-7161 to request admission to the meeting.

Q:     What is the difference between a registered stockholder and a stockholder who owns stock in street name?

A:     If you hold shares of Class A common stock or Class F common stock directly in your name, you are a registered stockholder. If you own your Company shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:     Can I vote my shares before the Special Meeting?

A:     Yes. If you are a registered stockholder, you may vote your shares before the Special Meeting by mail. You can vote your shares by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If your shares are held in street name, your bank, broker or other nominee should provide you with a voting instruction form that contains our proxy materials and instructions on how to vote online or to request a paper or email copy of our proxy materials.

Please see the information your bank, broker or other nominee provided you for more information on these voting options.

Q:     Can I vote live at the Special Meeting instead of by proxy?

A:     No, stockholders will not have the option to vote during the Special Meeting. All votes must be submitted by mail. To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind. To be valid, proxy cards must be received before the start of the Special Meeting.

Whether or not you plan to virtually participate in the Special Meeting, we strongly encourage you to vote your shares by proxy before the Special Meeting.

Q:     Can I revoke my proxy or change my voting instructions once submitted?

A:     If you are a registered stockholder, you can revoke your proxy and change your vote before the Special Meeting by:

•        Sending a written notice of revocation to our corporate headquarters to the attention of our Secretary (the notification must be received by 11:59 p.m. EDT on September 3, 2020). The notice should be addressed as follows:

1308 Race Street, Suite 200

Cincinnati, Ohio 45202

Attn: Secretary

•        Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Special Meeting).

If your shares are held in street name, you should contact your bank, broker or other nominee about revoking your voting instructions and changing your vote before the Special Meeting.

Q:     What will happen if I submit my proxy but do not vote on a proposal?

A:     If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•        “FOR” the Charter Amendment Proposal; and

•        “FOR” the Adjournment Proposal.

Q:     What will happen if I do not submit my proxy?

A:     If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee does not have discretionary authority to vote your shares on the Charter Amendment Proposal and the Adjournment Proposal and your shares cannot be voted by your bank, broker or other nominee without your instructions.

Accordingly, your failure to vote or a broker non-vote with respect to the Charter Amendment Proposal and the Adjournment Proposal will have the same effect as a vote “AGAINST” such proposal.

Q:     What do I do if I do not want the Charter Amendment Proposal and/or Adjournment Proposal to be approved?

A:     If you do not want the Charter Amendment Proposal and/or the Adjournment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals.

Q:     What does it mean if I receive more than one set of materials?

A:     You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your bank, broker or other nominee for more information.

Q:     How many shares must be present to conduct business at the Special Meeting?

A:     To carry on the business of the Special Meeting, holders of shares of our outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum for the transaction of business at the Special Meeting.

Q:     Are abstentions and broker non-votes counted in the vote totals?

A:     A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a “broker non-vote.” At our Special Meeting, the Charter Amendment Proposal is not routine and cannot be voted by your bank, broker or other nominee without your instructions.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. A broker non-vote with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     Our Sponsor, directors and officers and other initial stockholders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 7,500,000 Founder Shares (purchased for $25,000) and 17,500,000 private placement warrants (purchased for $8.75 million), which would expire worthless if a business combination is not consummated, and the possibility of future compensatory arrangements.

Q:     Do I have appraisal rights if I object to the Charter Amendment Proposal and/or the Adjournment Proposal?

A:     Our stockholders do not have appraisal rights in connection with the Charter Amendment or the Adjournment Proposal under the DGCL.

Q:     Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A:     Management does not know of any business to be transacted at the Special Meeting other than those matters described in this proxy statement. However, should any other matters properly come before the meeting, and any adjournments or postponements thereof, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Q:     Can I redeem my shares of common stock in connection with the Special Meeting to vote on the Charter Amendment Proposal and the Adjournment Proposal?

A:     No, stockholders do not have the right or option to redeem their shares in connection with the Special Meeting to vote on the Charter Amendment Proposal and the Adjournment Proposal.

Q:     Who will pay the cost of soliciting votes for the Special Meeting?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC its customary fee, plus disbursements. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate a potential business combination, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this proxy statement, including the exhibit, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202
Attn: Secretary
Telephone: (513) 618-7161

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals, call (800) 662-5200,
Banks and brokers, call (203) 658-9400
Email: LGC.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

SPECIAL MEETING OF STOCKHOLDERS

General

This proxy statement is being furnished to the holders of Class A common stock and Class F common stock of the Company in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on Friday, September 4, 2020, at 10:00 a.m., Eastern Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement and the other proxy materials are first being made available on or about August 20, 2020 to all stockholders entitled to notice of, and to vote at, the Special Meeting. At the close of business on August 13, 2020, the record date for the Special Meeting, there were 6,122,699 shares of Class A common stock and 7,500,000 shares of Class F common stock outstanding. Only the holders of record of our Class A common stock and Class F common stock as of the close of business on the record date are entitled to notice of, to attend and to vote at, the Special Meeting and any adjournment or postponement thereof.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m., Eastern Time, on Friday, September 4, 2020, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on August 13, 2020, which is the record date for the Special Meeting. You are entitled to one vote for each share of Class A common stock that you hold as of the record date and one vote for each share of Class F common stock that you hold as of the record date. There are no cumulative voting rights.

If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 6,122,699 shares of Class A common stock and 7,500,000 shares of Class F common stock outstanding. As of the record date, all of the shares of Class F common stock were held by our Sponsor.

Proposals at the Special Meeting

At the Special Meeting, our stockholders will vote on the following proposal:

1.      A proposal to amend the Charter to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders, in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), which we refer to as the “Charter Amendment Proposal;” a copy of the proposed Charter Amendment is attached hereto as Exhibit A; and

2.      A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, which we refer to as the “Adjournment Proposal.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if the holders of shares of our outstanding Class A common stock and Class F common stock representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting is represented in person or by proxy.

Approval of each of the Charter Amendment Proposal and the Adjournment Proposal requires, at a meeting at which a quorum is present, the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class.

A stockholder’s failure to vote by proxy will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Failure to vote by proxy or to vote in person or an abstention from voting on the Charter Amendment Proposal and/or the Adjournment Proposal will also have the same effect as a vote “AGAINST” such proposal.

Recommendation to Stockholders

Our board of directors believes that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of Legacy and its stockholders and recommends that its stockholders vote “FOR” each of the proposals to be presented at the Special Meeting.

Vote of the Company’s Sponsor, Directors and Officers

Our Sponsor, which is the sole record holder of shares of Class F common stock, is expected to vote its shares of Class F common stock in favor of the Charter Amendment Proposal and the Adjournment Proposal. Currently, our Sponsor owns of record, and our officers and directors beneficially own, approximately 55% of our issued and outstanding shares of common stock consisting of all of the shares of Class F common stock. Our Sponsor, our directors, executive officers, and their respective affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment Proposal or the Adjournment Proposal.

Interests of the Company’s Sponsor, Directors and Officers

When you consider the recommendation of our board of directors to vote for the Charter Amendment Proposal and the Adjournment Proposal presented at the Special Meeting, you should be aware that aside from its interest as a stockholder, our Sponsor and certain of its affiliates and certain members of our board of directors and officers have interests in Legacy that are different from, or in addition to, the interests of our stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in evaluating the Charter Amendment Proposal and the Adjournment Proposal and in recommending to our stockholders that they vote in favor of each of the proposals presented at the Special Meeting. Stockholders should take these interests into account in deciding whether to approve the Charter Amendment Proposal and the Adjournment Proposal presented at the Special Meeting. These interests include, among other things:

•        Our Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed business combination;

•        Our Sponsor, directors and executive officers and other initial stockholders hold 7,500,000 Founder Shares (purchased for $25,000) and 17,500,000 private placement warrants (purchased for $8.75 million), which would expire worthless if a business combination is not consummated by November 20, 2020, as well as the possibility of future compensatory arrangements. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and private placement warrants, such Founder Shares and private placement warrants had an aggregate market value of approximately $84,650,000 based on the last sale price of our Class A common stock of $10.53 and warrants of $0.399, respectively, on the NYSE on August 13, 2020;

•        If the Trust Account is liquidated, including in the event we are unable to complete a business combination by November 20, 2020, our Sponsor has agreed that it will indemnify us and hold us harmless if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund working capital requirements annually, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act;

•        Our Sponsor, directors and executive officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if a business combination is not consummated by November 20, 2020;

•        All rights specified in our Charter relating to the right of our directors and officers to be indemnified by us, and of our directors and officers to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and we liquidate, we will not be able to perform our obligations to our directors and officers under those provisions;

•        None of our executive officers or directors has received any cash compensation for services rendered to Legacy. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•        Our Sponsor, our directors and executive officers, and any entity with which they are affiliated, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a business combination is not completed.

Broker Non-Votes and Abstentions

A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Special Meeting, the Charter Amendment Proposal is not a routine matter. Accordingly, your bank, broker or other nominee will not have discretion to vote on the Charter Amendment Proposal, as this is a “non-routine” matter.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. A broker non-vote with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Voting Your Shares — Registered Holders

If you are a registered stockholder, you may vote by mail prior to the start of the Special Meeting. Each share of our common stock that you own in your name entitles you to one vote on the proposal on which you are entitled to vote at the Special Meeting. Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

You will not have the opportunity to vote during the Special Meeting. As always, we encourage you to vote your shares as early as possible in advance of the Special Meeting.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign, date and return the proxy card even if you plan to virtually attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” Charter Amendment Proposal. Votes submitted by mail must be received by 11:59 p.m., Eastern Time, on September 3, 2020.

Voting during the Meeting.    Stockholders will not have the option to vote during the Special Meeting. All votes must be submitted by mail prior to the Special Meeting.

Voting Your Shares — Beneficial Owners

If your shares are held in an account at a bank, brokerage firm, or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that bank, broker, or other nominee. The bank, broker, or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker, or other nominee regarding how to vote the shares in your account. Your bank, broker or other nominee should provide you with a voting instruction form that contains our proxy materials and instructions on how to vote online or to request a paper or email copy of our proxy materials. Please see the information your bank, broker or other nominee provided you for more information on these voting options.

Attending the Special Meeting

Any stockholder may participate in the Special Meeting in “listen-only” mode. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only):	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	50547697#
Webcast Access	https://www.cstproxy.com/legacyacquisition/sms2020

If you have a legal proxy from a “street name” stockholder, you must provide a legal proxy from the record holder (that is, the bank, broker or other holder of record) to the “street name” stockholder that is assignable, and the legal proxy from the “street name” stockholder to you. Stockholders may appoint only one proxy holder to virtually attend on their behalf.

Revoking Your Proxy

If your shares are registered directly in your name and you give a proxy, you may revoke it at any time before the Special Meeting by doing either one of the following:

•        you may send another proxy card with a later date; or

•        you may notify the Company’s Secretary in writing to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, before the Special Meeting that you have revoked your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or other nominee following the instructions they provided.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Charter Amendment Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may contact Morrow Sodali LLC, our proxy solicitor, at:

Morrow Sodali LLC

470 West Avenue

Stamford CT 06902

Individuals, call (800) 662-5200, or

Banks and brokers, call (203) 658-9400

Email: LGC.info@morrowsodali.com

Redemption Rights

Stockholders will have no right or opportunity to redeem their shares in connection with the Special Meeting to vote on the Charter Amendment Proposal and the Adjournment Proposal.

Appraisal Rights

Appraisal rights are not available to holders of shares of our common stock in connection with the Charter Amendment Proposal and/or the Adjournment Proposal.

Proxy Solicitation Costs

Legacy will pay for the entire cost of soliciting proxies. Legacy has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC its customary fee, plus disbursements. Legacy will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate a potential business combination, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Postponement or Adjournment of the Special Meeting

We may postpone the Special Meeting by making a public announcement of such postponement prior to the start of the Special Meeting. Our bylaws permit the chairman of the meeting to adjourn the meeting, without notice other than an announcement at the Special Meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.

Principal Executive Office

Our principal executive office is located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Our telephone number at such address is: (513) 618-7161.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of August 13, 2020, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, and subject to applicable community property laws and similar laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of August 13, 2020. Unless otherwise noted below, the business address of each of the following entities or individuals is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

In connection with the extension of the Business Combination Deadline on or around May 18, 2020, stockholders elected to redeem 23,182,481 shares of the Company’s Class A common stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 of the Company’s Class A common stock issued in the Company’s initial public offering remained issued and outstanding, in addition to 7,500,000 shares of issued and outstanding Class F common stock. The information reflected in this table is based upon information contained in filings made with the SEC by the respective stockholders. Accordingly, to the extent such filings with the SEC by the respective stockholders were made prior to May 18, 2020, the shares reported as beneficially owned may not accurately reflect the respective stockholder’s beneficial ownership of our shares of common stock and will result in the table reflecting ownership of our shares of common stock in excess of 100%.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Principal Stockholders:
Coliseum Capital Management, LLC(2) 105 Rowayton Avenue, Rowayton, CT 06853	2,769,348	20.3%
Basso Capital Management, LP(3) 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902	1,706,047	12.5%
The K2 Principal Fund, L.P.(4) 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2	1,520,500	11.2%
Park West Asset Management LLC(5) c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939	2,720,000	19.9%
UBS O’Connor LLC(6) One North Wacker Drive, 32nd Floor Chicago, Illinois 60606	1,850,000	13.6%
Polar Asset Management(7) 401 Bay Street, Suite 1900, PO Box 19 Toronto, Ontario M5H 2Y4, Canada	1,880,054	13.8%
Magnetar Financial LLC(8) 1603 Orrington Avenue, 13th Floor Evanston, Illinois 60201	1,963,455	14.4%
Mizuho Financial Group, Inc.(9) 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan	2,144,700	15.7%
Westchester Capital Management, LLC(10) 100 Summit Drive Valhalla, New York 10595	1,886,372	13.9%

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Glazer Capital, LLC(11) 250 West 55th Street, Suite 30A New York, New York 10019	748,674	5.5%
Legacy Acquisition Sponsor I LLC(12)	7,500,000	55.1%

Directors and Executive Officers:
Edwin J. Rigaud(12)(13)	7,500,000	55.1%
Darryl McCall(13)	—	—
William Finn(13)	—	—
Steven A. Davis(13)	—	—
Richard White(13)	—	—
Andrew Code(13)	—	—
Sengal Selassie(13)	—	—
All directors and executive officers as a group(12) (7 individuals)	7,500,000	55.1%

____________

*        Less than one percent.

(1)      This table is based on 13,622,699 shares of Class A common stock and Class F common stock outstanding at August 13, 2020, of which 6,122,699 were Class A common stock and 7,500,000 were Class F common stock. The information reflected in this table is based upon information contained in filings made with the SEC by the respective stockholders. Accordingly, to the extent such filings with the SEC by the respective stockholders were made prior to May 18, 2020, the shares reported as beneficially owned may not accurately reflect the respective stockholder’s beneficial ownership of our shares of common stock and will result in the table reflecting ownership of our shares of common stock in excess of 100%.

(2)      Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Adam Gray (“Gray”) and Christopher Shackelton (“Shackleton”) reported shared voting power and shared dispositive power with respect to 2,769,348 shares of our Class A common stock and no sole voting power or sole dispositive power as to any shares of common stock. This accounts for 9.5% of the Class A common stock currently issued and outstanding. According to this Schedule 13G/A, CCM is the investment adviser to CCP, which is an investment limited partnership; CC is the General Partner of CCP; and Gray and Shackelton are the managers of CC and CCM. According to this Schedule 13G, CCM, CC, CCP, Gray and Shackleton may be deemed to be members of a group with respect to the common stock owned of record by CCP and a separate account managed by CCM (the “Separate Account”). CCP is reported in the Schedule 13G/A as the record owner of 2,022,219 shares of common stock and the Separate Account is the record owner of 747,129 shares of common stock.

(3)      Based solely on a Schedule 13G filed with the SEC on February 7, 2020, Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP), and Howard I. Fischer (“Fischer”) reported shared voting power and shared dispositive power as to 1,706,047 shares of our common stock and no sole voting power or sole dispositive power as to any shares of our common stock. This accounts for 5.8% of the Class A common stock currently issued and outstanding. This Schedule 13G relates to shares of our common stock directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Fischer may be deemed to indirectly beneficially own the shares of our common stock reported in this Schedule 13G.

(4)      Based solely on a Schedule 13G/A filed with the SEC on February 9, 2018, filed by Daniel Gosselin (“Gosselin”), Shawn Kimel Investments, Inc., an Ontario corporation (“SKI”), The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund”), K2 GenPar L.P., an Ontario limited partnership (the “GP”), K2 GenPar 2009 Inc., an Ontario corporation (“GenPar 2009”), and K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates”). According to this amendment to Schedule 13G, (a) Mr. Gosselin is president of each of SKI, the GP, GenPar 2009 and K2 & Associates; (b) the GP is the general partner of the Fund, and GenPar 2009 is the general partner of the GP; and (c) GenPar 2009 is a direct wholly-owned subsidiary of SKI. K2 & Associates is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund. The K2 Principal Fund, L.P. reported in this amendment to Schedule 13G shared voting power and shared dispositive power as to 1,520,500 shares of Class A common stock underlying Units that are held of record by The K2 Principal Fund, L.P., and no sole voting power or dispositive power as to any shares. This accounts for 5.2% of the Class A common stock currently issued and outstanding. Each of Gosselin, SKI, the Fund, GP, GenPar2009, and K2&Associates may

be deemed to be beneficial owners of the 1,520,500 shares of Class A common stock that are held by The K2 Principal Fund, L.P. Mr. Gosselin reported in this amendment to the Schedule 13G that he is president of each of SKI, the GP, GenPar 2009 and K2 and Associates, and exercises ultimate voting and investment powers over the 1,520,500 shares of the Issuer’s Units that are held of record by The K2 Principal Fund, L.P.

(5)      Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, (i) Park West Asset Management LLC (“PWAM”), a Delaware limited liability company, Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company, and Peter S. Park (“Mr. Park”) reported that PWIMF is the holder of 2,468,948 shares of Class A common stock and warrants to purchase up to 1,121,864 shares of Class A common stock and Par West Partners International, Limited, a Cayman Islands exempted company (“PWPI”) is the holder of 251,052 shares of Class A common stock and warrants to purchase up to 113,137 shares of Class A common stock. According to this Schedule 13G/A, PWPI and PWIMF reported shared voting power and shared dispositive power as to the 2,720,000 shares of Class A common stock, which shares may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI, and (y) indirectly by Mr. Park, as the sole member and manager of PWAM, and sole voting power and sole dispositive power as to no shares of Class A common stock. This accounts for 9.3% of the Class A common stock currently issued and outstanding.

(6)      Based solely on a Schedule 13G filed with the SEC on February 14, 2020, UBS O’Connor LLC, a Delaware limited liability company, reported sole voting power and sole dispositive power with respect to 1,850,000 shares of Class A common stock, and no shared voting power or shared dispositive power as to any shares of Class A common stock. This accounts for 6.3% of the Class A common stock currently issued and outstanding. UBS O’Connor LLC serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Arbitrage Master Limited (“OGMA”). In such capacity, UBS O’Connor LLC exercises voting and investment power and is deemed to have beneficial ownership over the shares of the common stock held for the account of GLEA and OGMA.

(7)      Based solely on a Schedule 13G filed with the SEC on February 11, 2020, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada reported sole voting power and sole dispositive power with respect to 1,880,054 shares of our Class A common stock and no shared voting power or shared dispositive power as to any shares of our Class A common stock. This accounts for 6.4% of the Class A common stock currently issued and outstanding. According to the Schedule 13G, Polar Asset Management Partners Inc. serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the shares directly held by Polar Vehicles.

(8)      Based solely on a Schedule 13G filed with the SEC on February 13, 2020, Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (“Magnetar Capital Partners”), Supernova Management LLC (“Supernova Management”) and Alec N. Litowitz (“Mr. Litowitz”) reported shared voting power and shared dispositive power with respect to 1,963,455 shares of our Class A common stock and no sole voting power or sole dispositive power as to any shares of our Class A common stock. This accounts for 6.7% of the Class A common stock currently issued and outstanding. According to the Schedule 13G, (a) 815,477 shares are held for the account Magnetar Consellation Master Fund, Ltd; (b) 20,516 shares are held for the account of Magnetar Capital Master Fund Ltd; (c) 243,353 shares are held for the account of Magnetar Xing He Master Fund Ltd; (d) 539,885 shares are held for the account of Magnetar Constellation Fund II, Ltd; (e) 121,912 shares are held for the account of Magnetar SC Fund Ltd; and (f) 222,302 shares are held for the account of Magnetar Structured Credit Fund, LP (collectively, the “Magnetar Funds”). According to the Schedule 13G, Magnetar Financial serves as the investment advisor to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the common shares held for the Magnetar Funds’ accounts, Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial, Supernova Management is the general partner of Magnetar Capital Partners, and the manager of Supernova Management is Mr. Litowitz.

(9)      Based solely on a Schedule 13G filed with the SEC on February 14, 2020, Mizuho Financial Group, Inc. reported sole voting power and sole dispositive power with respect to 2,144,700 shares of our Class A common stock and no shared voting power or shared dispositive power as to any shares of our Class A common stock. This accounts for 7.3% of the Class A common stock currently issued and outstanding. According to the Schedule 13-G, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(10)    Based solely on a Schedule 13G filed with the SEC on February 14, 2020, Westchester Capital Management, LLC (“WCM”) reported sole voting power and sole dispositive power with respect to 1,886,372 shares of our Class A common stock and no shared voting power or shared dispositive power with respect to any shares of our Class A common stock. This accounts for 6.4% of the Class A common stock currently issued and outstanding. Additionally, Westchester Capital Partners, LLC (“WCP”) reported sole voting power and sole dispositive power of 80,000 shares of our Class A common stock and no shared voting power or shared dispositive power with respect to any shares of our Class A common stock. This accounts for .3% of the Class A common stock currently issued and outstanding. WCM, a registered investment adviser, serves as (a) investment advisor to each of The Merger Fund (“MF”), the Merger Fund VL (“MFVL”), WCM Alternatives: Credit Event Fund (“CEF”), WCM Alternatives: Event-Driven Fund (“EDF”) and (b) sub-advisor to JNL/Westchester Capital Event Driven Fund (JNA2) (“JNL”). WCP, a registered investment adviser, serves as investment advisor to WCM Master Trust (“Master Trust”, together with MF, MFVL, CEF, EDF and JNL, the “Funds”). The Funds directly hold common stock for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of WCM and Co-Managers and members of WCP. Messrs. Behren and Shannon are indirect principal owners of WCM and WCP and may control WCM and WCP. WCM and WCP may be deemed to constitute a “group” for purposes of Section 13(g)(3) of the Act. WCM may be deemed to beneficially own shares of common stock held by MF, MFVL, CEF, EDF and JNL. WCP may be deemed to beneficially own shares of common stock held by the Master Trust.

(11)    Based solely on a Form 4 filed with the SEC on July 16, 2020, Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), reported indirect beneficial ownership with Paul J. Glazer with respect to 748,674 shares of our Class A common stock and no sole voting power or sole dispositive power with respect to any shares of our Class A common stock. This accounts for 5.5% of the Class A common stock currently issued and outstanding.

(12)    Based on a Schedule 13G/A filed with the SEC on February 11, 2019 by Legacy Acquisition Sponsor I LLC and Edwin J. Rigaud. Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Edwin J. Rigaud, our Chairman and Chief Executive Officer and the managing member of our Sponsor, who has sole voting and dispositive power over the shares held by our Sponsor. Each of our officers and directors is a member of our Sponsor.

(13)    Interests shown consist solely of Founder Shares, classified as shares of Class F common stock. Such shares will automatically convert into shares of Class A common stock at the Closing on a one for one basis, subject to adjustment.

PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment

The proposed Charter Amendment would amend our existing Charter to allow that actions required or permitted to be taken by the stockholders may be effected by written consent of the stockholders in lieu of a duly called annual or special meeting of such stockholders. A copy of the proposed amendment to our Charter is attached to this proxy statement as Exhibit A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Charter Amendment Proposal

At a special meeting held on May 18, 2020, the stockholders approved an amendment to the Charter which extended the date by which the Company has to consummate a business combination from May 20, 2020 to November 20, 2020 (the “Extension Deadline”), as well as an amendment to the Company’s investment management trust agreement, dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, by and between the Company and Continental Stock Transfer & Trust Company, which extended the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from May 20, 2020 to November 20, 2020 (the “Liquidation Date,” and together with the Extension Deadline, the “Business Combination Deadline”). In connection with the extension of the Business Combination Deadline, stockholders elected to redeem 23,182,481 shares of the Company’s Class A common stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 of the Company’s Class A common stock issued in the Company’s initial public offering remained issued and outstanding.

On July 20, 2020, the Company terminated the Amended and Restated Share Exchange Agreement, dated December 2, 2019, between Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor”), and Legacy, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020 (the “Share Exchange Agreement”). The termination of the Share Exchange Agreement was in response to the increasing impact on the global advertising sector, and global markets broadly, resulting from the COVID-19 pandemic, which negatively affected market valuations. In connection with the termination of the Share Exchange Agreement, each of (i) the Sponsor Support Agreement, dated March 13, 2020, by and among Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), the Company and Blue Valor, (ii) the Waiver Agreement, dated March 13, 2020, by and between the Sponsor and the Company, and (iii) the Warrant Holder Support Agreements, dated March 13, 2020, by and between the Company and the holders of approximately 19,765,000 (or approximately 65.9%) of the Company’s public warrants, were also terminated (collectively, the “Terminated Agreements”).

The purpose of the Charter Amendment is to provide a more efficient and flexible manner by which the stockholders may effect actions which they are required or permitted to take on behalf of the Company, including, without limitation, a business combination transaction. The Company’s Charter currently provides that any actions by the stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent of the stockholders other than with respect to the holders of our Class F common stock, which may take action by written consent in lieu of a meeting of stockholders. The Company intends to pursue a potential business combination. As a result, our board of directors has determined that it is in the best interests of the Company and its stockholders to allow not only the holders of the Class F common stock to authorize or take certain actions via written consent in lieu of a meeting of stockholders, but also the holders of the Class F common stock and Class A common stock, voting together as a single class, to authorize or take certain actions via written consent in lieu of a meeting of stockholders.

Redemption Rights

Stockholders will have no right or opportunity to redeem their shares in connection with the Special Meeting to vote on the Charter Amendment.

Vote Required

Approval of Charter Amendment Proposal requires, at a meeting at which a quorum is present, the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock and Class F common stock, voting together as a single class.

All of our directors, executive officers, other initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment. On the record date, our Sponsor owns of record, and our officers and directors and our other initial stockholders beneficially own, approximately 55% of our issued and outstanding shares of common stock, including all of the Founder Shares.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that the Company’s executive officers and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        Our Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed business combination;

•        Our Sponsor, directors and executive officers and other initial stockholders hold 7,500,000 Founder Shares (purchased for $25,000) and 17,500,000 private placement warrants (purchased for $8.75 million), which would expire worthless if a business combination is not consummated by November 20, 2020, as well as the possibility of future compensatory arrangements. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and private placement warrants, such Founder Shares and private placement warrants had an aggregate market value of approximately $84,650,000 based on the last sale price of our Class A common stock of $10.53 and warrants of $0.399, respectively, on the NYSE on August 13, 2020;

•        Our Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete a business combination by November 20, 2020;

•        If the Trust Account is liquidated, including in the event we are unable to complete the Business Combination by November 20, 2020, our Sponsor has agreed that it will indemnify us and hold us harmless if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund working capital requirements annually, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act;

•        Our Sponsor, directors and executive officers will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if a business combination is not consummated by November 20, 2020;

•        All rights specified in our Charter relating to the right of our directors and officers to be indemnified by us, and of our directors and officers to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and we liquidate, we will not be able to perform our obligations to our directors and officers under those provisions;

•        None of our executive officers or directors has received any cash compensation for services rendered to Legacy. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•        Our Sponsor, our directors and executive officers, and any entity with which they are affiliated, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board of directors has determined that the Charter Proposal is in the best interests of the Company and its stockholders. Our board of directors has approved and declared advisable adoption of the Charter Amendment.

Our board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal

The Adjournment Proposal, if adopted, will allow Legacy’s board of directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, Legacy’s board of directors may not be able to adjourn the Special Meeting to a later date if further solicitation of proxies are required.

Vote Required

The approval of the Adjournment Proposal requires, at a meeting at which a quorum is present, the affirmative vote of a majority of the votes cast by the holders of the Class A common stock and Class F common stock present in person or represented by proxy at the meeting and entitled to vote thereon, voting as a single class.

Recommendation

Our board of directors recommends that you vote “FOR” the Adjournment Proposal.

ANNUAL REPORT

Our 2019 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2019, is available on our website, www.legacyacquisition.com, under “Investor Resources,” “SEC Filings” and “Documents.” Otherwise, please call (513) 618-7161 and a copy will be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2019 by writing to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders or other interested parties may communicate with any Director or Committee of the board of directors by writing to them c/o Chairman of the board of directors, Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to board of directors.

Except for Edwin J. Rigaud and Darryl T.F. McCall, our directors do not intend to attend the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Company completes a business combination prior to the Business Combination Deadline, stockholders who intend to have a proposal, including nominations of persons for election as directors, considered for inclusion in the Company’s proxy materials for the Company’s 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Company’s Secretary at the Company’s principal executive offices and otherwise comply with the requirements of the SEC for stockholder proposals.

Stockholders who intend to bring a proposal before the next annual meeting, or to nominate persons for election as directors, in accordance with the advance notice provisions of the Company’s amended and restated bylaws, must give timely written notice to the Company of such proposal or nomination. Stockholders should direct any proposals or nominations to the Company’s Secretary at the Company’s principal executive offices. For a proposal to be included in our proxy statement and proxy card for our 2020 Annual Meeting of Stockholders, such proposal must have been received by us in writing no later than July 24, 2020. Additionally, if our 2020 Annual Meeting of Stockholders is held on December 31, 2020, any stockholder proposal or director nomination for our 2020 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting must be received by the Secretary at the Company’s principal executive offices not earlier than the opening of business on September 2, 2020, and not later than the close of business on October 2, 2020. The inclusion of any stockholder proposal in the proxy materials for the 2020 Annual Meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: William C. Finn, Secretary. Our proxy materials are also available on our website, www.legacyacquisition.com, under “Investor Resources,” “SEC Filings” and “Documents.”

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as exhibits to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an exhibit to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment by contacting us at the following address, telephone number or facsimile number:

Legacy Acquisition Corp.

1308 Race Street, Suite 200

Cincinnati, Ohio 45202

Attn: Secretary

Telephone: (513) 618-7161

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford CT 06902

Individuals, call (800) 662-5200,

Banks and brokers, call (203) 658-9400

Email: LGC.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than August 20, 2020.

BY ORDER OF THE BOARD OF DIRECTORS,

William C. Finn
Chief Financial Officer and Secretary

Exhibit A

PROPOSED THIRD AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEGACY ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of LEGACY ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is: Legacy Acquisition Corp.

2.      The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 15, 2016 (the “Original Certificate”).

3.      The amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on November 16, 2017, which was corrected pursuant to a corrected amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, which was amended pursuant to that Amendment to the Amended and Restated Certification of Incorporation filed with the Secretary of State of the State of Delaware on October 22, 2019, and which was further amended pursuant to that Second Amendment to the Amended and Restated Certification of Incorporation filed with the Secretary of State of the State of Delaware on May 18, 2020 (the “Amended and Restated Certificate”).

4.      This Third Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

5.      This Amendment was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law (the “DGCL”) and the Amended and Restated Certificate.

6.      The text of Section 7.3 is hereby amended and restated to read in full as follows:

“Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the holders of our Class A common stock, voting separately as a class, must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders; however, any action required or permitted to be taken by either (a) the holders of our Class F common stock, voting separately as a class, or (b) the holders of our Class F common stock and Class A common stock, voting together as a single class, may be taken by written consent in lieu of a meeting of stockholders.”

IN WITNESS WHEREOF, I have signed this Amendment this ___ day of __________________, 2020.

By:
From:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

A-1

LEGACY ACQUISITION CORP.

Special Meeting of Stockholders

September 4, 2020, at 10:00 a.m. ET

This proxy is solicited by the Board of Directors

P R O X Y C A R D

The undersigned stockholder(s) of Legacy Acquisition Corp. hereby appoint(s) Darryl T.F. McCall and William C. Finn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them, individually, to represent and to vote in the name of the undersigned, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class F common stock of Legacy Acquisition Corp. that such stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at 10:00 a.m. ET on Friday, September 4, 2020, at https://www.cstproxy.com/legacyacquisition/sms2020, and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy heretofore given to vote said shares at the Special Meeting and hereby ratifies all that the proxies identified above may do at the Special Meeting or at any adjournment or postponement thereof.

	THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at https://www.cstproxy.com/legacyacquisition/sms2020

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

(Continued and to be marked, dated and signed below)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:					Please mark vote as indicated in this example			☒
1.

To amend (the “Charter Amendment”) the Company’s Corrected and Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, to allow any action required or permitted to be taken by the holders of our Class F common stock and Class A common stock, voting together as a single class, to be taken by written consent in lieu of a meeting of stockholders in addition to the holders of our Class F common stock, voting as a separate class (which may already take action by written consent in lieu of a meeting of stockholders), a copy of the proposed Charter Amendment is attached as Exhibit A to the accompanying proxy statement and is more fully described therein; and

	FOR ☐	AGAINST ☐	ABSTAIN ☐	2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary.	FOR ☐	AGAINST ☐	ABSTAIN ☐
					Date: __________________________________, 2020
					____________________________________________
					Stockholder’s Signature
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Stockholder’s Signature (if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.